Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Pursuant to 18 USC § 1350
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Genesis Pharmaceuticals Enterprises, Inc. (“the Company”) on Form 10-QSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Cao Wubo, Chief Executive Officer and President, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a)	The quarterly report on Form 10-QSB for the period ended December 31, 2007 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2008
/s/ Cao Wubo
Cao Wubo
Chief Executive Officer and President